Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

("Separate Account")

Supplement to:

Overture Medley®

Prospectus Dated May 1, 2016

Supplement Dated July 28, 2016

1. The Board of Directors of Calvert Variable Products, Inc. (the "Board") has approved a resolution to reorganize the Calvert VP SRI Large Cap Core Portfolio into the Calvert VP S&P 500 Index Portfolio (the "Reorganization"). Each Portfolio is a series of Calvert Variable Products, Inc.

The Board has recommended approval of the Reorganization by shareholders of the Calvert VP SRI Large Cap Core Portfolio. If the Reorganization is approved by the shareholders of the Calvert VP Large Cap Core Portfolio, it will be merged into the Calvert VP S&P 500 Index Portfolio on or about September 23, 2016. If your variable annuity Policy remains allocated to the Subaccount corresponding to Calvert VP SRI Large Cap Core Portfolio at the time the Reorganization is consummated, those Subaccount units will be replaced by units in the Subaccount corresponding to the Calvert VP S&P 500 Index Portfolio, and thereafter the value of your Policy will depend on the performance of the Subaccount corresponding to the Calvert VP S&P 500 Index Portfolio rather than the Subaccount corresponding to the Calvert VP SRI Large Cap Core Portfolio. The number of Calvert VP S&P 500 Index Subaccount units you receive will depend on the value of your Calvert VP SRI Large Cap Core Subaccount units at the time the Reorganization takes place.

If the Reorganization is approved, your prospectus is revised by deleting all mention of the Calvert VP SRI Large Cap Core Portfolio at the time of the Reorganization.

2. The Board of Directors of Calvert Variable Products, Inc. (the "Board") has approved a resolution to reorganize the Calvert VP Natural Resources Portfolio into the Calvert VP Russell 2000 Small Cap Index Portfolio (the "Reorganization"). Each Portfolio is a series of Calvert Variable Products, Inc.

The Board has recommended approval of the Reorganization by shareholders of the Calvert VP Natural Resources Portfolio. If the Reorganization is approved by the shareholders of the Calvert VP Natural Resources Portfolio, it will be merged into the Calvert VP Russell 2000 Small Cap Index Portfolio on or about September 23, 2016. If your variable annuity Policy remains allocated to the Subaccount corresponding to Calvert VP Natural Resources Portfolio at the time the Reorganization is consummated, those Subaccount units will be replaced by units in the Subaccount corresponding to the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, and thereafter the value of your Policy will depend on the performance of the Subaccount corresponding to the Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, rather than the Subaccount corresponding to the Calvert VP Natural Resources Portfolio. The number of Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, Subaccount units you receive will depend on the value of your Calvert VP Natural Resources Subaccount units at the time the Reorganization takes place.

If the Reorganization is approved, your prospectus is revised by deleting all mention of the Calvert VP Natural Resources Portfolio at the time of the Reorganization.

IN 2013 7-16

3. Effective June 9, 2016, the "Calvert VP SRI Mid Cap Growth Portfolio" is renamed "Calvert VP SRI Mid Cap Portfolio," and all references are revised to reflect the name change. The corresponding Subaccount remains closed to new money.

4. Effective June 30, 2016, Morgan Stanley Investment Management Limited will no longer be a Sub-Adviser to the Universal Institutional Funds, Inc., Emerging Markets Equity Portfolio, Class I. Accordingly, effective June 30, 2016, the Investment Options chart in your prospectus is revised as follows:

FUND NAME Portfolio Name – Subadviser(s)	INVESTMENT ADVISER Portfolio Type / Summary of Investment Objective
The Universal Institutional Funds, Inc.	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company	Long-term capital appreciation by investing primarily in growth oriented equity securities of issuers in emerging market countries.

5. The maximum expense ratio of the Universal Institutional Funds, Inc. U.S. Real Estate Portfolio, Class I (the "Portfolio") has been decreased, effective July 1, 2016. Accordingly, effective July 1, 2016, the Portfolio Company Operating Expenses table in your prospectus is revised to delete information about this Portfolio and replace it with the following:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
UIF, Class I
U.S. Real Estate	0.80%	-	0.27%	-	1.07%	0.12%	0.95%(1)

UIF (1) The Portfolio’s "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Portfolio Fees, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

Please see the Portfolio prospectuses, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2013 7-16